POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers and directors of JMB Realty Corporation, the managing general partner of Carlyle Real Estate,Ltd. - X, do hereby nominate, constitute and appoint
GARY NICKELE, GAILEN J. HULL, DENNIS M. QUINN or any of them, attorneys and agents of the undersigned with full power of authority to sign in the name and on behalf of the undersigned officer or directors a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1993, and any and all amendments thereto, hereby ratifying and confirming all that said attorneys and agents and any of them may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney the 23rd day of March, 1994.

JUDD D. MALKIN
- -------------------                              Chairman and Director
Judd D. Malkin


NEIL G. BLUHM
- -------------------                              President and Director
Neil G. Bluhm


H. RIGEL BARBER
- -------------------                              Chief Executive Officer
H. Rigel Barber


JEFFREY R. ROSENTHAL
- -----------------------                          Chief Financial Officer
Jeffrey R. Rosenthal

        The undersigned hereby acknowledge and accept such power of authority to sign, in the name and on behalf of the above named officer and directors, a Report on Form 10-K of said partnership for the fiscal year ended
December 31, 1993, and any and all amendments thereto, the 23rd day of March, 1994.

                                                                 GARY NICKELE
                                                                 ------------
                                                                 Gary Nickele

                                                                 GAILEN J. HULL
                                                                 --------------
                                                                 Gailen J. Hull

                                                                 DENNIS M. QUINN
                                                                 --------------
                                                                 Dennis M. Quinn